EXHIBIT 10.61



                                  SECURITY AGREEMENT
                                  ------------------

         AGREEMENT made this 7th day of December, 1993, by and between N.V.

     B'Linea, a company, having its principal place of business at Beersel

     (LOT), Belgium (hereinafter referred to as "Secured Party") and Simmons

     Company, a corporation having its principal place of business at One

     Concourse Parkway, Suite 600, Atlanta, Georgia 30328 (hereinafter referred to as "Debtor").

         WHEREAS the parties have entered into an Agreement and an Assignment,

     executed of even date herewith, whereby the Debtor is obligated to make certain payments to the Secured Party in consideration of the Secured

     Party's assignment to the Debtor of certain Patents and Patent

     Applications, described below.

         WHEREAS the Secured  Party desires to retain a  purchase money security interest  in the Patents and Patent Applications, and the Debtor is willing to grant such a security interest.

         IT IS THEREFORE, AGREED:

         1.  The Debtor hereby grants to the Secured Party a purchase money security interest in the following Patents and Patent Applications that the Secured Party has assigned to Debtor:

                (a)  U.S. Patent No. 5,016,305, issued to Suenens on
                     May 21, 1991;

                (b)  U.S. Patent  No. 5,126,004,  issued to  Suenens on
                     June 30, 1992;

                (c) U.S. Patent Application No. 07/864,318 (a division of U.S. Patent Application 484,489, Patent No. 5,126,004) filed April 6, 1992;

               (d) Canadian Patent Application Registration No. 2,026,822, filed October 3, 1990; and

               (e) Canadian Patent Application Registration No. 2,026,817, filed October 3, 1990.

     The   Secured  Party's  security   interest  in  the   Patents  and  Patent

     Applications  extends  and  attaches  to  all  related  Patent  and  Patent

     Applications, which include any continuations, divisions, continuations-in-

     part or reissues thereof.

         2.    The purchase  money security interest granted herein secures  the

     Debtor's  obligation  to   pay  to  the  Secured  Party  the  consideration

     specifically set  forth in the  Agreement of even date  herewith, including the Debtor's obligation to pay according  to the schedule set forth in  the

     Agreement.

         3.     In  the  event that  the  Debtor defaults  in  the  payment of consideration according  to the schedule  set forth in the  Agreement, then the Secured Party shall be entitled to any and all remedies available under the Uniform Commercial Code in force in the State of Georgia as of the date of default.

         4.     In the event that  the Debtor breaches any term of the Agreement or Assignment executed of even  date herewith, the Secured Party's remedies shall include,  without limitation, recision of the Assignment, recovery of full title to the Patents





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



     and Patent Applications, and  the termination of the Debtor's rights in and title to the Patents and Patent Applications.

         IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed in duplicate  originals by its duly authorized  representatives on the respective dates entered below.


                                N.V. B'Linea

                                By: /s/
                                ------------------------------------
                                Title:GENERAL MANAGER, ADMINISTRATION
                                      ------------------------------
                                Date:  12-13-93
                                     -------------------------------


                                Simmons Company


                                By: /s/
                                ------------------------------------------
                                Title: EXECUTIVE VP FINANCE/ADMINISTRATION
                                      ------------------------------------
                                Date: 12-7-93
                                     -------------------------------------






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



                                    ACKNOWLEDGMENT
                                    --------------

     STATE OF Georgia
                              SS:
     COUNTY OF Cobb

         On this 7th day of December 1993 personally appeared before me Joseph Ulicny to me known, and known by me to be the same person described in and who executed the foregoing instrument, and acknowledged that he executed the same, of his own free will and for the purposes set forth.

                                    /s/ Norma H. Wood
                                   -----------------------------------------
                                   Notary Public of Consular Officer
                                   of the United States of America

                                   Notary Public Cobb County, Georgia
                                   My Commission Expires August 7, 1994


     KINGDOM OF BELGIUM
     STATE OF BRUSSELS

                     SS:

     EMBASSY OF THE UNITED
     STATES OF AMERICA


           On this 13th day of December 1993 personally appeared before me Jacques Vanderstappen to me known, and known by me to be the same person described in and who executed the foregoing instrument, and acknowledged that he executed the same, of his own free will and for the purposes set forth.


                                   /s/ Ernest J. Fischer, II
                                   ----------------------------------------
                                   Notary Public of Consular Officer
                                   of the United States of America

                                   Commission expiration date: not
                                   applicable

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